UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2017 (November 13, 2017)

EQT RE, LLC
(successor in interest to RICE ENERGY INC.)

(Exact name of registrant as specified in its charter)

Delaware	001-36273	82-2738937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania 15222

(Address of Principal Executive Offices) (Zip Code)

(412) 553-5700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On November 13, 2017, Rice Energy Inc. (“Rice”) became a wholly owned subsidiary of EQT Corporation (“EQT”) pursuant to the Agreement and Plan of Merger, dated as of June 19, 2017 (as amended by Amendment No. 1 thereto dated as of October 26, 2017, the “Merger Agreement”), by and among Rice, EQT and Eagle Merger Sub I, Inc. (“Merger Sub”), a wholly owned indirect subsidiary of EQT. Pursuant to the terms of the Merger Agreement, on November 13, 2017, Merger Sub merged with and into Rice (the “Merger”) with Rice continuing as the surviving corporation in the Merger and a wholly owned indirect subsidiary of EQT. Immediately after the effective time of the Merger (the “Effective Time”), the surviving corporation in the Merger was merged with and into EQT RE, LLC, another wholly owned indirect subsidiary of EQT (the “Post-Closing Merger”). Following the Post-Closing Merger, EQT RE, LLC became the successor in interest to Rice.

Item 1.02.                Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger described in Item 2.01 below, on November 13, 2017, all outstanding obligations in respect of principal, interest and fees under (a) that certain Fourth Amended and Restated Credit Agreement, dated as of October 19, 2016, by and among Rice as parent guarantor, Rice Energy Operating LLC, as borrower, Wells Fargo Bank, N.A., as administrative agent, and the lenders and other parties thereto, and (b) that certain Credit Agreement, dated as of December 22, 2014, by and among Rice Midstream Holdings LLC, as borrower, Wells Fargo Bank, N.A., as administrative agent, and the lenders and other parties thereto (collectively, the “Credit Agreements”), were repaid and the Credit Agreements were terminated.

Also in connection with the consummation of the Merger described in Item 2.01 below, on October 12, 2017, Rice called for redemption all of its outstanding 6.25% Senior Notes due 2022 (the “2022 Notes”) and all of its outstanding 7.25% Senior Notes due 2023 (the “2023 Notes”).  The 2022 Notes and the 2023 Notes were redeemed and cancelled on November 13, 2017. In connection with the redemption, Rice satisfied and discharged that certain Indenture, dated as of April 25, 2014, by and among Rice, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, relating to the 2022 Notes and that certain Indenture, dated as of March 26, 2015, by and among Rice, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, relating to the 2023 Notes.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

At the Effective Time, each share of the common stock, par value $0.01 per share, of Rice (the “Rice Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Rice Common Stock held by EQT or certain of its subsidiaries, shares held by Rice in treasury or shares with respect to which appraisal was properly demanded pursuant to Delaware law) were converted into the right to receive 0.37 (the “Exchange Ratio”) of a share of the common stock, no par value, of EQT (the “EQT Common Stock”) and $5.30 in cash (collectively, the “Merger Consideration”).  The aggregate Merger Consideration consisted of approximately 91.90 million shares of EQT Common Stock and approximately $1.3 billion in cash (inclusive of amounts payable to employees of Rice who are not continuing with EQT following the Effective Time).

At the Effective Time, each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock that was held by an employee of Rice who will be employed by EQT following the Effective Time or a non-employee director of Rice who will be continuing as a non-employee director of EQT following the Effective Time was converted into a restricted stock unit award, with substantially the same terms and conditions as were applicable to the pre-conversion award, in respect of a number of shares of EQT Common Stock equal to the product (rounded to the nearest whole share) of (a) the number of shares of Rice Common Stock subject to the pre-conversion award multiplied by (b) the sum of (i) the Exchange Ratio plus (ii) the quotient of $5.30 divided by the average closing price of EQT Common Stock for the five consecutive trading days ending on the last complete trading day prior to the Effective Time (the “Stock Award Exchange Ratio”). Performance conditions applicable to any such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time, and the converted awards are subject solely to time-based vesting.

At the Effective Time, each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock held by an employee of Rice who is not continuing with EQT following the Effective Time vested and will be settled for the Merger Consideration with respect to each share of Rice Common Stock subject to such award. Performance conditions applicable to such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time.

The issuance of EQT Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to the EQT’s registration statement on Form S-4 (File No. 333-219508) (the “EQT Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on October 12, 2017.  The definitive joint proxy statement/prospectus, dated October 12, 2017, of EQT and Rice that forms part of the EQT Registration Statement, as supplemented on October 16, 2017 and October 31, 2017 (the “Proxy Statement/Prospectus”) contains additional information about the Merger and the other transactions contemplated thereby.

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the section entitled “The Merger” contained in the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 3.01.                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Rice notified the New York Stock Exchange (the “NYSE”) that trading in Rice Common Stock should be suspended and the listing of Rice Common Stock on the NYSE should be removed. The trading of Rice Common Stock on the NYSE was suspended before the opening of the market on November 13, 2017. Rice also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Rice Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Furthermore, EQT RE, LLC, as successor in interest to Rice, intends to file with the SEC a Form 15 requesting that the reporting obligations of Rice under Sections 13(a) and 15(d) of the Exchange Act be suspended as soon as practicable.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.                Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, on November 13, 2017, (i) each outstanding share of Rice Common Stock was converted into the right to receive the Merger Consideration, (ii) each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock that was held by an employee of Rice who will be employed by EQT following the Effective Time or a non-employee director of Rice who will be continuing as a non-employee director of EQT was converted into a restricted stock unit award, with substantially the same terms and conditions as were applicable to the pre-conversion award, in respect of a number of shares of EQT Common Stock equal to the product (rounded to the nearest whole share) of (a) the number of shares of Rice Common Stock subject to the pre-conversion award multiplied by (b) the sum of (i) the Exchange Ratio plus (ii) the Stock Award Exchange Ratio (with performance conditions applicable to any such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time, and the converted awards are subject solely to time-based vesting), and (iii) each outstanding restricted stock unit award or performance stock unit award in respect of Rice Common Stock held by a director or employee of Rice who is not continuing with EQT following the Effective Time vested and was settled for the Merger Consideration with respect to each share of Rice Common Stock subject to such award. Performance conditions applicable to such Rice performance stock unit awards were deemed to have been met at the maximum level specified in the award at the Effective Time.

As of the Effective Time, holders of Rice Common Stock immediately prior to the Effective Time ceased to have any rights as stockholders of Rice (other than the right to receive the Merger Consideration or as otherwise provided by the Merger Agreement or by law). The rights of holders of EQT Common Stock are governed by EQT’s Restated Articles of Incorporation and EQT’s Amended and Restated Bylaws, each as amended through November 13, 2017. EQT’s Restated Articles of Incorporation and EQT’s Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.3, respectively, to the Current Report on Form 8-K of EQT filed on November 13, 2017, and the description of EQT Common Stock contained under the caption “Description of EQT Capital Stock” in the Joint Proxy Statement/Prospectus are incorporated herein by reference.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.                Changes in Control of Registrant.

A change of control of Rice occurred on November 13, 2017 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into Rice, with Rice continuing to exist as a Delaware corporation.

As a result of the Merger, Rice became a wholly owned subsidiary of EQT, with EQT owning all Rice Common Stock.

The information set forth in the Introductory Note, Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, and in connection with the Merger, each member of the board of directors of Rice ceased to be a director of Rice. These directors are Robert F. Vagt, Daniel J. Rice, IV, Toby Z. Rice, Daniel J. Rice, III, Kathryn J. Jackson, James W. Christmas and John McCartney. These resignations were not a result of any disagreements between Rice and the directors on any matter relating to Rice’s operations, policies or practices.

At the Effective Time, each of the following officers of Rice ceased to be an officer of Rice: Daniel J. Rice, IV, Toby Z. Rice, Derek A. Rice, Grayson T. Lisenby, James W. Rogers, William E. Jordan and Robert R. Wingo.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, at the Effective Time, the Amended and Restated Certificate of Incorporation and the Bylaws of Rice were amended and restated as set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, and as so amended and restated became the certificate of incorporation and bylaws of the surviving entity in the Merger.  In connection with the consummation of the Post-Closing Merger, the certificate of formation and limited liability company agreement of EQT RE, LLC as in effect immediately prior to the effective time of the Post-Closing Merger, as set forth in Exhibits 3.3 and 3.4 to this Current Report on Form 8-K, became the certificate of formation and limited liability company agreement of the company surviving the Post-Closing Merger.

The foregoing disclosures are qualified in their entirety by reference to Exhibits 3.1, 3.2, 3.3 and 3.4 of this Current Report on Form 8-K, which are incorporated into this Item 5.03 by reference.

Item 8.01.       Other Events

In connection with the closing of the Merger, on November 13, 2017, following the Effective Time EIG Energy Fund XVI, L.P. (“EIG XVI”), EIG Energy Fund XVI-E, L.P. (“EIG XVI-E”), and EIG Holdings (RICE) Partners, LP (“EIG (RICE) Partners,” and together with EIG XVI and EIG XVI-E, the “EIG Parties”) exercised certain put rights (the “EIG Puts”) pursuant to (a) the Amended and Restated Agreement of Limited Partnership, dated as of February 22, 2016, of Rice Midstream GP Holdings LP (“GP Holdings”) and (b) the Amended and Restated Limited Liability Company Agreement, dated as of February 22, 2016, of Rice Midstream Holdings LLC (“RMH”).  Pursuant to the EIG Puts, GP Holdings acquired all of the issued and outstanding Common Units of GP Holdings held by the EIG Parties and RMH acquired all of the issued and outstanding Series B Units of RMH from the EIG Parties for aggregate payments of $555.6 million, including certain reimbursed expenses of the EIG Parties.  Following the exercise of the EIG Puts, the EIG Parties no longer held Series B Units of RMH or Common Units of GP Holdings nor any other interests in RMH or GP Holdings.  Following the exercise of the EIG Puts, RMH and GP Holdings became indirect wholly owned subsidiaries of EQT RE, LLC.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Surviving Corporation Certificate of Incorporation.

3.2	Surviving Corporation Amended and Restated Bylaws.

3.3	Certificate of Formation of EQT RE, LLC.

3.4	Operating Agreement of EQT RE, LLC.

4.1

Indenture, dated as of April 25, 2014, by and among Rice Energy Inc., the several guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Rice’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on April 29, 2014.

4.2

Indenture, dated as of March 26, 2015, by and among Rice Energy Inc., the several guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Rice’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on March 26, 2015.

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Surviving Corporation Certificate of Incorporation.

3.2	Surviving Corporation Amended and Restated Bylaws.

3.3	Certificate of Formation of EQT RE, LLC.

3.4	Operating Agreement of EQT RE, LLC.

4.1

Indenture, dated as of April 25, 2014, by and among Rice Energy Inc., the several guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Rice’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on April 29, 2014.

4.2

Indenture, dated as of March 26, 2015, by and among Rice Energy Inc., the several guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Rice’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on March 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT RE, LLC (successor in interest to RICE ENERGY INC.)

By:	/s/ Robert J. McNally
Name: Robert J. McNally
Title: Senior Vice President

Dated: November 15, 2017